Exhibit 10.2

FIRST SUPPLEMENTAL INDENTURE AND GUARANTEE

This First Supplemental Indenture and Guarantee, dated as of May 7, 2015 (this “Supplemental Indenture” or “Guarantee”), among SEO A LLC, a Delaware limited liability company, and SEO B LLC, a Delaware limited liability company (each a “New Guarantor” and, together, the “New Guarantors”), Stone Energy Corporation, a Delaware Corporation (together with its successors and assigns, the “Company”), Stone Energy Offshore, L.L.C. (the “Existing Guarantor”) and The Bank of New York Mellon Trust Company, N.A., as Trustee, under such Indenture.

WITNESSETH:

WHEREAS, the Company, the Existing Guarantor and the Trustee have heretofore executed and delivered an Indenture, dated as of March 6, 2012 (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of $300,000,000 aggregate principal amount of 1 3/4% Senior Convertible Notes due 2017 of the Company (the “Notes”);

WHEREAS, Section 4.11 of the Indenture provides that the Company will cause any Subsidiary of the Company, other than a Subsidiary Guarantor, that guarantees any Indebtedness of the Company under the Credit Facility, to execute and deliver a Subsidiary Guarantee with respect to the Notes on the same terms and conditions as those set forth in the Indenture.

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Company and the Subsidiary Guarantor are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder to add an additional Guarantor.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantors, the Company, the Existing Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

ARTICLE I

Definitions

SECTION 1.1 Defined Terms. As used in this Supplemental Indenture, capitalized terms defined in the Indenture or in the preamble or recitals thereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE II

Agreement to be Bound; Guarantee

SECTION 2.1 Agreement to be Bound. Each New Guarantor hereby becomes a party to the Indenture as a Subsidiary Guarantor and as such shall have all of the rights and be subject to all of the obligations and agreements of a Subsidiary Guarantor under the Indenture, but subject to all limitations and release provisions therein. Each New Guarantor agrees to be bound by all of the provisions of the Indenture applicable to a Subsidiary Guarantor and to perform all of the obligations and agreements of a Subsidiary Guarantor under the Indenture.

ARTICLE III

Miscellaneous

SECTION 3.1 Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 3.2 Severability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

SECTION 3.3 Ratification of Indenture; Supplemental Indentures Part of Indenture; No Liability of Trustee. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of a Note heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture or the New Guarantors’ Subsidiary Guarantee. Additionally, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, the New Guarantors and the Existing Guarantor, and the Trustee makes no representation with respect to any such matters.

SECTION 3.4 Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

SECTION 3.5 Headings. The headings of the Articles and the sections in this Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

STONE ENERGY CORPORATION

By:	/s/ David H. Welch
Name:	David H. Welch
Title:	Chairman, President and Chief Executive Officer

By:	/s/ Kenneth H. Beer
Name:	Kenneth H. Beer
Title:	Executive Vice President and Chief Financial Officer

STONE ENERGY OFFSHORE, L.L.C.
Through its sole member,
STONE ENERGY CORPORATION

By:	/s/ David H. Welch
Name:	David H. Welch
Title:	Chairman, President and Chief Executive Officer

By:	/s/ Kenneth H. Beer
Name:	Kenneth H. Beer
Title:	Executive Vice President and Chief Financial Officer

Signature Page to First Supplemental Indenture and Guarantee

SEO A LLC, as a Subsidiary Guarantor,
Through its sole member,
STONE ENERGY CORPORATION

By:	/s/ David H. Welch
Name:	David H. Welch
Title:	Chairman, President and Chief Executive Officer

By:	/s/ Kenneth H. Beer
Name:	Kenneth H. Beer
Title:	Executive Vice President and Chief Financial Officer

SEO B LLC, as a Subsidiary Guarantor,
Through its sole member,
STONE ENERGY CORPORATION

By:	/s/ David H. Welch
Name:	David H. Welch
Title:	Chairman, President and Chief Executive Officer

By:	/s/ Kenneth H. Beer
Name:	Kenneth H. Beer
Title:	Executive Vice President and Chief Financial Officer

Signature Page to First Supplemental Indenture and Guarantee

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Jonathan Glover
Name:	Jonathan Glover
Title:	Vice President

Signature Page to First Supplemental Indenture and Guarantee